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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  September 18, 2001
                                                 -------------------------------


                            CROSSROADS SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



000-30362                                                             74-2846643
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(Commission File Number)                                           (IRS Employer
                                                             Identification No.)


8300 North MoPac Expressway, Austin, Texas                                 78759
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (512) 349-0300
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.       OTHER EVENTS.

                  On September 18, 2001, Crossroads Systems, Inc. announced that its board of directors has approved a program for the repurchase up to $5.0 million of its issued and outstanding shares of common stock. The program is effective as of September 19, 2001.

                  Stock repurchases will be made from time to time and Crossroads' expects that all repurchases will be made within the next six months. The repurchases will be effected on the open market or through privately negotiated transactions. The stock repurchase program contemplates that the repurchases will be made in accordance with Rule 10b-18 promulgated under the Securities Act of 1934. The program does not require Crossroads to purchase any specific number of shares, and any purchases under the program will depend on market conditions. Crossroads may suspend or cancel the stock repurchase program at any time or from time to time. A copy of the press release announcing the stock repurchase program is attached hereto as Exhibit 99.1.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

(c)           Exhibit 99.1.   Press Release, dated September 18, 2001,
              ------------    announcing stock repurchase program.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CROSSROADS SYSTEMS, INC.



Dated:  September 19, 2001                   By: /s/ Brian R. Smith
                                                --------------------------------
                                                 Brian R. Smith
                                                 Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
   99.1                    Press Release, dated September 18, 2001, announcing
                           stock repurchase program